CONSOLIDATED AMENDMENT AGREEMENT
                                    (CANADA)


                  THIS CONSOLIDATED AMENDMENT AGREEMENT made and entered into as of the 1st day of January, 1997 by and between Everlast World's Boxing Headquarters Corp., a New York corporation of 750 East 132nd Street, Bronx, New York 10454 ("Everlast") and Active Apparel Group, Inc., a Delaware corporation having its principal place of business at 1350 Broadway, Suite 2300, New York, New York 10018 (the "Licensee")

                               W I T N E S S E T H

                  WHEREAS, by License Agreement dated January 1, 1993, which was amended by a First Amendment Agreement dated November 5, 1993, (the said License Agreement as so amended being hereinafter referred to as the "License Agreement") Everlast authorized Total Impact, Inc. to use certain Licensed Marks in Canada in connection with certain women's sportswear, and

                  WHEREAS, the License Agreement was duly assigned to TI Sportswear, Inc., a New York corporation and the said New York corporation was subsequently merged into the Licensee which thereby acquired and assumed the License Agreement, and

                  WHEREAS, the parties desire to consolidate the prior amendment and to further amend the License Agreement as hereinafter set forth,

                  NOW THEREFORE, for and in consideration of the premises and of the mutual promises and conditions herein contained, the parties do hereby agree as follows:

         1. Effective as of the date hereof the License Agreement is hereby modified and amended in the following respects:

             (i) Paragraph 1(a) shall be changed by deleting the words "headwear specifically coordinated with Licensed Products and sold together therewith" and inserting in lieu thereof "baseball style caps decorated solely with the embroidered designs shown on Exhibit A annexed, specifically coordinated with, and sold solely as an integral part of an ensemble, with other Licensed Products".

             (ii) The date "December 31, 1996" in paragraph 1(c) is changed to "December 31, 2002".

             (iii) Paragraph 1(f) is hereby amended in its entirety to read as follows:

                           f) "Option Periods" shall mean the two
                  successive periods of five (5) years each commencing January 1, 2003 and January 1, 2008 respectively."

             (iv) The third sentence of Paragraph 3(c) is hereby amended in its entirety to read as follows:

                  The minimum advertising expenditure under this agreement during each Contract Year of the Contract Period and each Option Period, if Licenseee shall exercise such options, shall be as follows:

         CONTRACT YEAR                                        AMOUNT CDN $
         -------------                                        ------------

                                 CONTRACT PERIOD

         1997                                                  55,000
         1998                                                  62,500
         1999                                                  70,000
         2000                                                  77,500
         2001                                                  85,000
         2002                                                  92,500

                               FIRST OPTION PERIOD

         2003                                                 100,000
         2004                                                 107,500
         2005                                                 115,000
         2006                                                 122,500
         2007                                                 130,000

                              SECOND OPTION PERIOD

         2008                                                 137,500
         2009                                                 145,000
         2010                                                 152,500
         2011                                                 160,000
         2012                                                 167,500

         (v) Paragraphs 7(a) and 7(b) are hereby amended to read in their entirety as follows:

              7(a) Licensee shall pay to Everlast the minimum amounts set forth below during each Contract Year of the Contract Period:

         YEAR                                                 AMOUNT CDN $
         ----                                                 ------------

         1997                                                 132,000
         1998                                                 150,000
         1999                                                 168,000
         2000                                                 186,000
         2001                                                 204,000
         2002                                                 222,000

              (b) Licensee shall pay to Everlast the minimum amounts set forth below during each Contract Year of the Option Period, if Licensee shall exercise such options, the amounts set forth below:

         YEAR                                                 AMOUNT CDN $
         ----                                                 ------------

                       FIRST OPTION PERIOD

         2003                                                 240,000
         2004                                                 258,000
         2005                                                 276,000
         2006                                                 294,000
         2007                                                 312,000

                       SECOND OPTION PERIOD

         2008                                                 330,000
         2009                                                 348,000
         2010                                                 366,000
         2011                                                 384,000
         2012                                                 402,000

         All amounts to be paid under paragraph 7(a) or this paragraph shall be paid in twelve equal installments on the first day of each month during each respective
         Contract Year.

         (vi) Paragraph 8(b) is hereby amended to read in its entirety as follows:

               b) All references to currency herein shall be to Canadian dollars. All payments by Licensee to Everlast under this Agreement shall be made by checks drawn in Canadian dollars on a United States or Canadian bank to the order of Everlast and delivered to Everlast at P.O.Box 3343, Commerce Court Postal Station, Toronto, Ontario M5L 1K1, or to such other address or account as everlast may direct from time to time.

         (vii) The last sentence of subparagraph 8(d) is deleted and the following is hereby inserted in lieu thereof:

                In  lieu  of  such  letter  of  credit,  the
         Licensee may pay to Everlast on or before the first day of each Contract Year an amount equal to twenty-five (25%) percent of the minimum annual royalty to be paid pursuant to subparagraphs 7(a) and 7(b) of this Agreement during the relevant Contract Year. Such amount shall be held as security for the faithful performance of the obligations on the part of the Licensee to be performed under this Agreement. The amount of the security then held by Everlast and not otherwise previously applied will be carried over to the next Contract Year pursuant to this subparagh. Upon the expiration or other termination of this Agreement, the remaining balance held by Everlast, pursuant to this subparagraph shall be repaid without interest to the Licensee, provided that the Licensee has fully performed each of the obligations on its part to be performed hereunder.

                The  maintenance of such Letter of Credit in
         effect or the payment of the alternative deposit is a strict condition of this Agreement. Everlast shall have the option to forthwith terminate this Agreement if such Letter of Credit shall not be provided or shall expire without being simultaneously replaced by a Letter of Credit conforming to the foregoing provisions, or such alternative deposit is not timely made.

         (viii) The figures "Two Million ($2,000,000) Dollars" in Paragraphs 16(b) and 16(c) shall be changed to "Three Million Five Hundred Thousand (CDN$3,500,000) Canadian Dollars" during the Contract Period, "Four Million Two Hundred Thousand (CDN$4,200,000) Canadian Dollars" during the First Option Period if Licensee shall exercise such option, and "Four Million Nine Hundred Thousand (CDN$4,900,000) Canadian Dollars" during the Second Option Period if Licensee shall exercise such option.

         (ix) The words "Five successive terms of one (1) year each" in the first sentence of paragraph 17 are changed to "two successive periods of five (5) years each commencing January 1, 2003 and January 1, 2008 respectively.

         (x) Subparagraph 17(iii) is hereby amended in its entirety to read as follows:

         (iii) during the last twelve months ending on September 30th in the final Contract Year of the Contract Period Licensee's Net Sales of Licensed Products in the Contract Territory shall amount to at least $3,400,000 for the exercise of the first option, and during the last twelve months ending on September 30th in the final Contract Year of the First Option Period Licensee's Net Sales of Licensed Products in the Contract Territory shall amount to at least $4,900,000 for the exercise of the second option.

         2. The License Agreement and all of the remaining terms and provisions thereof shall continue to remain in full force and effect. All rights and obligations of the parties accruing prior to the date hereof shall not be effected by this Consolidated Amendment Agreement.

         IN WITNESS WHEREOF the parties have signed this Fourth Amendment Agreement as of the day and year first above written.


                  EVERLAST WORLD'S BOXING HEADQUARTERS CORP., Licensor


                  By:  /s/ Ben Nadorf
                       -------------------------------------
                           Ben Nadorf, President

                  ACTIVE APPAREL GROUP, INC., Licensee


                  By:  /s/ George Horowitz, Pres.
                       ------------------------------------
                           George Horowitz, President

                                    EXHIBIT A







                               [GRAPHICS OMITTED]

         Graphic   representation   of  baseball   style  caps   decorated  with
embroidered design of (1) "EVERLAST WOMAN" and (2) "EVERLAST" with boxing gloves